UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 24, 2016

MONSTER WORLDWIDE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34209	13-3906555
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

133 Boston Post Road, Building 15 Weston, Massachusetts	02493

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (978) 461-8000
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    OTHER EVENTS.
On August 24, 2016, the Company issued a press release announcing the issuance of an open letter to the Company’s stockholders. A copy of the Company’s press release is attached hereto as Exhibit 99.1.
Notice to Investors
The tender offer for the outstanding common stock of Monster Worldwide, Inc. has not yet commenced. This communication is for informational purposes only and does not constitute an offer to buy or a solicitation of an offer to sell any securities of Monster Worldwide, Inc. The solicitation and offer to buy common stock of Monster Worldwide, Inc. will only be made pursuant to an Offer to Purchase and related materials. At the time the tender offer is commenced, Randstad North America, Inc. and Merlin Global Acquisition, Inc. will file with the SEC a tender offer statement on Schedule TO, including an offer to purchase, letter of transmittal and related tender offer documents, and Monster Worldwide, Inc. will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the tender offer. Investors are urged to read these materials when they become available, as well as any other relevant documents filed with the SEC when they become available, carefully and in their entirety because they will contain important information, including the terms and conditions of the tender offer. Investors may obtain a free copy of the Solicitation/Recommendation Statement and other documents (when available) that Monster Worldwide, Inc. files with the SEC at the SEC’s website at www.sec.gov, or free of charge from Monster Worldwide, Inc. at http://ir.monster.com/.
Cautionary Statement Regarding Forward-Looking Statements
Statements in this announcement regarding the proposed transaction, the expected timetable for completing the proposed transaction, future financial and operating results, future capital structure and liquidity, benefits of the proposed transaction, general business outlook and any other statements about the future expectations, beliefs, goals, plans or prospects of the board or management of the Company constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “expects,” “intends,” “anticipates,” “estimates,” “predicts,” “believes,” “should,” “potential,” “may,” “forecast,” “objective,” “plan,” or “targets” and other similar expressions) are intended to identify forward-looking statements. There are a number of factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: uncertainties as to the timing of completion of the proposed transaction, the ability to obtain requisite regulatory approvals, the tender of a majority of the outstanding shares of common stock of Monster Worldwide, Inc., the possibility that competing offers will be made and the satisfaction or waiver of the other conditions to the consummation of the proposed transaction; the potential impact of the announcement or consummation of the proposed transaction on relationships, including with employees, suppliers and customers; and the other factors and financial, operational and legal risks or uncertainties described in the Company’s public filings with the SEC, including the “Risk Factors” sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 and subsequent Quarterly Reports on Form 10-Q, as well as the tender offer documents to be filed by Randstad North America, Inc. and the Solicitation/Recommendation Statement to be filed by Monster Worldwide, Inc. Monster Worldwide, Inc. disclaims any intention or obligation to update or revise any forward-looking statements as a result of developments occurring after the date of this document except as required by law.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

99.1	Press Release of the Company Issued on August 24, 2016 Announcing the Issuance of an Open Letter to Stockholders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONSTER WORLDWIDE, INC.
(Registrant)

By:	/s/ Michael C. Miller
Name:	Michael C. Miller
Title:	Executive Vice President, General Counsel and Secretary
Date: August 24, 2016

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of the Company Issued on August 24, 2016 Announcing the Issuance of an Open Letter to Stockholders.